UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 3, 2011
TOYOTA AUTO RECEIVABLES 2011-A OWNER TRUST
(Exact Name of Issuing Entity as specified in Charter)
TOYOTA AUTO FINANCE RECEIVABLES LLC
(Exact Name of Depositor and Registrant as specified in Charter)
TOYOTA MOTOR CREDIT CORPORATION
(Exact Name of Sponsor as specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
333-168098-03 333-168098	27-7029924 95-4836519
(Commission File Number)	(IRS Employer Identification No.)
19851 S. Western Avenue EF 12, Torrance, California	90501
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 468-7333
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Bingham McCutchen LLP has been retained by the Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-168098) in connection with various transactions.  Legal opinions by Bingham McCutchen LLP and Richards, Layton & Finger, P.A. to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 5.2 and Exhibit 8.1.

Item 9.01.  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)           Exhibits.

5.1	Opinion of Bingham McCutchen LLP as to legality (including consent of such firm).

5.2	Opinion of Richards, Layton & Finger, P.A. with respect to due authorization, enforceability and legality.

8.1	Opinion of Bingham McCutchen LLP as to certain tax matters (including consent of such firm).

23.1	Consent of Bingham McCutchen LLP (included in Exhibit 5.1 and Exhibit 8.1).

23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA AUTO FINANCE RECEIVABLES LLC

By:	/s/ Chris Ballinger
Name:	Chris Ballinger
Title:	President

Date: February 3, 2011